UNITED STATES DISTRICT COURT
                             DISTRICT OF CONNECTICUT

-------------------------------------------:
                                           :    3:98-CV-00600(JBA)
                                           :
In re UCAR International Inc. Securities   :    LEAD DOCKET NUMBER
Litigation                                 :
                                           :    October 13, 1999
                                           :
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                     STIPULATION AND AGREEMENT OF SETTLEMENT



     IT IS HEREBY STIPULATED AND AGREED by and among the undersigned attorneys for the Plaintiff Florida State Board of Administration ("Lead Plaintiff"), on behalf of itself and each Settlement Class Member (as defined herein), and for the Defendants UCAR International Inc. ("UCAR"), Peter G. Peterson, Stephen A. Schwarzman, Howard A. Lipson, Glenn H. Hutchins, Robert P. Krass, Robert J. Hart, William P. Wiemels, Fred C. Wolf and Peter B. Mancino, that, subject to the approval of the Court and the satisfaction of the conditions set forth herein, the Litigation (as defined herein) shall be finally and fully compromised and settled, as follows:

I.    DEFINITIONS

     1.1 "Class" means all purchasers of UCAR common stock between August 10, 1995 and March 31, 1998, inclusive, except for UCAR and the other named Defendants, members of the immediate family of any individual named Defendant, any limited partnerships, trusts or other entities for the benefit of any individual named Defendant or member of the immediate family of each individual named Defendant, the subsidiaries and controlled affiliates of UCAR, the officers of UCAR as of March 31, 1998 and prior thereto, and the legal


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representatives,  heirs, estates, successors and assigns of any of the foregoing excepted individuals or entities.

     1.2 "Class Member" means a member or members of the Class.

     1.3  "Defendants"  means  the  Company,  Peter  G.  Peterson,   Stephen  A.
Schwarzman, Howard A. Lipson, Glenn H. Hutchins, Robert P. Krass, Robert J. Hart, William P. Wiemels, Fred C. Wolf and Peter B. Mancino.

     1.4 "Effective Date" means the first date by which all of the events and conditions specified in paragraph 16.1 of this Stipulation have occurred and have been satisfied, and the Judgment becomes final, all possible appeals or other appellate procedures are concluded and the time for taking any further appeals or other appellate procedures has expired.

     1.5 "Settlement Hearing" means the hearing to be scheduled by the United States District Court for the District of Connecticut described in the Notice Order in substantially the form of Exhibit A to this Stipulation.

     1.6 "Judgment" means the final judgment in substantially the form of Exhibit B to this Stipulation.

     1.7 "Lead Counsel for the Lead Plaintiff" or "Plaintiff's Lead Counsel" means Burt & Pucillo, LLP, 515 North Flagler Drive, Suite 1701, West Palm Beach, FL 33401, Telephone (561) 835-9400.

     1.8 "Lead Plaintiff" means Florida State Board of Administration.

     1.9 "Litigation" means the consolidated actions in In re UCAR Securities Litigation, 3098-CV-00600 (JBA), pending in the United States District Court for the District of Connecticut.


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     1.10 "Settlement Class Member" means a Class Member who does not opt out of the Class. Settlement Class means the Class of Settlement Class Members.

     1.11 "Settlement Class Period" means the period from August 10, 1995 through March 31, 1998, inclusive.

     1.12 "Shareholder Derivative Litigation" means the action titled Jaroslawicz v. Krass, et al. pending in the Connecticut Superior Court (Judicial District of Danbury at Danbury) as Docket No. CV98-0331117S and the Connecticut Appellate Court as AC No. 19780.

     1.13 "The Company" means UCAR, its past and present parents, affiliates, subsidiaries and divisions, and their past and present directors, officers, employees, attorneys, agents, insurers, counsel and representatives.

     1.14 Other capitalized terms used herein shall have the meanings assigned to them elsewhere herein.

II.   COMPLAINT

     2.1 The Amended Consolidated Class Action Complaint, the operative Complaint in the Litigation (the "Complaint"), was filed on September 15, 1998 in the United States District Court for the District of Connecticut. The Complaint is brought under the federal securities laws as a securities fraud class action on behalf of persons who purchased UCAR common stock from August 15, 1995 to March 31, 1998 and alleges that financial information and other statements regarding the Company's business in certain of UCAR's filings with the Securities and Exchange Commission as well as in certain of its reports to stockholders and certain of the Company's other public statements during the period between August 15, 1995 through March 31, 1998 were materially false and misleading due to, among

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

other things, a failure to disclose that a portion of the Company's revenues were derived from an illegal antitrust conspiracy.


III.  PRETRIAL  PROCEEDINGS  AND DISCOVERY IN THE LITIGATION

     3.1 Prior to the Litigation, the Lead Plaintiff and/or attorneys on behalf of the Lead Plaintiff researched the facts relating to the allegations in the Complaint. In addition, plaintiffs Solomon Eisenberg and Alan Broadwin filed separate complaints setting forth similar allegations on April 1, 1998 and on April 16, 1998, respectively. Lead Plaintiff Florida State Board of
Administration filed its class action complaint on May 28, 1998. Plaintiff Florida State Board of Administration's motion to be designated Lead Plaintiff and to have Burt & Pucillo, LLP designated as Lead Plaintiff's Counsel was granted on June 26, 1998. After the Court appointed the Lead Plaintiff and Counsel for the Lead Plaintiff, Counsel for the Lead Plaintiff, after reviewing all of the complaints and conducting further factual investigation regarding the allegations, filed the Complaint on September 15, 1998. The three complaints were also consolidated in the Litigation.

     3.2 Defendants moved to dismiss the Complaint. The statutory stay of discovery has been in effect prior to and since that time. Lead Plaintiff's motion to lift the stay was denied by the Court on November 20, 1998.

     3.3 Counsel for the Lead Plaintiff has conducted an extensive factual and legal investigation during the prosecution of the Litigation and will conduct confirmatory discovery as described herein. This investigation has included (and will include in the case of (v), (vi) and (vii)), inter alia: (i) inspection of certain documents produced by the Company and various non-parties to the Litigation; (ii) inspection of public court files in suits brought against the Company and/or others regarding the underlying alleged antitrust violations including

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affidavits  setting forth the factual basis for those suits; (iii) inspection of the Department of Justice's public files relating to the underlying alleged antitrust violations, including the information, plea agreement, sentencing memoranda and allocutions; (iv) interviews of antitrust counsel who reported directly to the independent Special Committee of UCAR's Board established to conduct the investigation of alleged violations of antitrust laws; (v) interview of named Defendant Peter B. Mancino, UCAR's Vice President and former General Counsel; (vi) interview of named Defendant Stephen A. Schwarzman; (vii) review of documents concerning the actions of the Special Committee of the UCAR Board of Directors in connection with its investigation of UCAR's conduct that gave rise to criminal indictments; (viii) consultation with experts on damages and accounting issues; (ix) review of UCAR's filings with the Securities and Exchange Commission, reports to stockholders as well as the Company's other public statements; (x) review of reports prepared by securities analysts who are not parties to the Litigation; and (xi) research of applicable law with respect to the claims asserted in the Complaint and the potential defenses thereto.

IV.   DEFENDANTS DENY THE ALLEGATIONS OF THE COMPLAINT

     4.1 The Defendants deny the material allegations in the Complaint and also deny that the Lead Plaintiff or the Class has suffered damage and have moved to dismiss the Complaint on the grounds, inter alia, that the Complaint does not state a claim upon which relief can be granted, that as a matter of law there was no violation of securities laws and that the pleadings do not meet the requirements of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). The Defendants, however, have determined that it is desirable and beneficial to them that this Litigation be fully and finally compromised and settled upon the terms and conditions set forth in this Stipulation because further litigation would be protracted

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and  expensive  and  because of the  uncertainty  and risks  inherent in complex litigation like this one.

V.    PLAINTIFFS' STATEMENT

     5.1 The Lead Plaintiff believes that the claims asserted in the Litigation have merit. The Lead Plaintiff, however, has determined that it is desirable and beneficial to it and to the Class that the Litigation be compromised and settled upon the terms and conditions set forth in this Stipulation because the settlement confers substantial financial and other benefits on the Class and on each Class Member, because further litigation would be protracted and expensive and because of the uncertainty and risks inherent in complex litigation like this one.

VI.   COMPROMISE AGREEMENT

     6.1 This Stipulation is, therefore, a compromise disposition of controverted claims and is the result of substantial, protracted arm's length negotiations to resolve the Litigation. No consideration for this Stipulation, and nothing contained in this Stipulation, shall be construed as an admission of any liability, or any lack of merit to the claims or defenses asserted, by or on behalf of any of the parties to the Litigation.

VII.  INTENT OF THIS STIPULATION OF SETTLEMENT

     7.1 It is the intent of this Stipulation of Settlement to effect a fair, reasonable, adequate, full and final settlement of all Claims (as defined herein), including claims for attorneys' fees and costs, which were or could have been asserted against Defendants and any and all other individuals and entities by any and all claimants and Class Members in the Litigation. This Stipulation shall not be offered into evidence or received into evidence as proof of any allegation made or which could have been made in the Complaint or

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as proof of any Claim  released  herein.  Nothing  contained in this  paragraph, however, shall affect the provisions of paragraph 18.2 herein.


VIII. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

     8.1.1 The Lead Plaintiff and UCAR will mutually develop a short list of four individuals possessing relevant business, financial, antitrust compliance, corporate governance and other experience to be considered as candidates for membership on UCAR's Board of Directors. The Lead Plaintiff shall recommend from the short list, for approval by UCAR, one individual to become a member of UCAR's Board of Directors and its Audit Committee.

     8.1.2 If such individual is approved by UCAR and is ready, willing and able to serve, UCAR shall, promptly after the Effective Date, cause such individual to be elected to UCAR's Board of Directors and its Audit Committee. UCAR shall take and cause to be taken all reasonable and appropriate steps for the nomination for re-election and re-election of such individual to UCAR's Board of Directors at UCAR's annual meeting of stockholders in 2000, 2001 and 2002 unless such individual (i) resigns or retires, (ii) is unable to serve by reason of death or disability, (iii) is removed or is not re-nominated by UCAR's Board of Directors for good cause shown, (iv) is removed or resigns in connection with a takeover or other change in control of UCAR (including a bankruptcy), or (v) is not re-elected by the UCAR stockholders.

     8.1.3. If such individual is not approved by UCAR, is not ready, willing or able to serve or, prior to UCAR's annual meeting of stockholders in 2001, ceases to be a director for any of the reasons mentioned in clause (i), (ii), (iii) or
(v) of paragraph 8.1.2, then the Lead Plaintiff and UCAR shall repeat the process set forth in paragraphs 8.1.1 and 8.1.2. If such individual ceases to be a director for any of the foregoing reasons after UCAR's annual

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meeting of  shareholders in 2001,  UCAR shall have no further  obligations,  and
Lead Plaintiff shall have no further rights, under paragraphs 8.1.1 and 8.1.2 or this paragraph 8.1.3.

     8.2.1 Within ten (10) days after the Notice Order is signed, Defendants or their insurance carrier shall wire transfer, or cause to be wire transferred or otherwise deposited, $40,000,000 ("the Settlement Fund") to an interest-bearing escrow account held by Plaintiff's Lead Counsel (the "Settlement Fund Account"). Plaintiff's Lead Counsel may use $100,000 from the Settlement Fund Account (the "Notice and Administration Fund") to pay costs and expenses reasonably and necessarily incurred in connection with providing notice to the Class, locating Class Members, soliciting Class claims, assisting with the filing of claims, administering and distributing the Settlement Fund to Settlement Class Members, processing Proofs of Claim and Release and paying escrow fees and costs, if any ("Administrative Expenses"). Expenses either paid or accrued in connection with the Notice and Administration Fund need not be reimbursed or repaid irrespective of whether the settlement is approved. The Settlement Fund Account shall accrue interest for the benefit of the Class or as provided in paragraph 9.2, as the case may be.


     8.3 Upon Court approval of the foregoing, the Litigation shall be dismissed with prejudice and on the merits, and any and all Claims shall be released in accordance with this Stipulation.


IX.   THE SETTLEMENT FUND

     9.1 Plaintiff's Lead Counsel shall open the Settlement Fund Account at First Union National Bank to receive the Settlement Fund. The Settlement Fund shall be deemed to be in custodia legis of the Court and shall remain subject to the jurisdiction of the Court until

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such  time  as the  Settlement  Fund  shall  be  distributed  pursuant  to  this
Stipulation and/or further order(s) of the Court.

     9.2 In the event that this Stipulation is not approved, is terminated or canceled or fails to become effective for any reason, the Settlement Fund (including accrued interest), less expenses actually incurred or due and owing in connection with the settlement provided herein, shall be refunded to the Defendants and their insurance carriers in the same proportions as their respective contributions to the Settlement Fund.

     9.3 The Settlement Fund shall be treated as being at all times a "qualified settlement fund" within the meaning of Treas. Reg. Section 1.468B-1. In addition, Counsel for the Lead Plaintiff and, as required, the Defendants shall jointly and timely make the "relation-back election" (as defined in Treas. Reg.
Section 1.468B-1) back to the earliest permitted date. Such election shall be made in compliance with the procedures and requirements contained in such Treasury Regulation. It shall be the responsibility of Counsel for the Lead Plaintiff to timely and properly prepare and deliver to all necessary parties for signature the documentation necessary to effect such election and cause the appropriate filing to occur. For the purposes of Treas. Reg. Section 1.468B, the "administrator" shall be Plaintiff's Lead Counsel.

X.    COUNSEL  FOR LEAD  PLAINTIFF'S  DUTIES  WITH  RESPECT TO
      ADMINISTRATION  OF THE SETTLEMENT FUND

     10.1 With the exception of the $100,000 Notice and Administration Fund set forth in 8.2.1 above, Counsel for the Lead Plaintiff shall not disburse the Settlement Fund except as provided in this Stipulation or by an Order of the Court.

     10.2 Counsel for the Lead Plaintiff shall invest the Settlement Fund in instruments backed by the full faith and credit of the United States Government or fully insured by the United States Government or an agency thereof or funds consisting solely of instruments

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which are fully insured by the United States Government,  and shall reinvest the proceeds of these instruments as they mature in similar instruments, at then current market rates.

     10.3 Subject to further Order by the Court, Counsel for the Lead Plaintiff is authorized to execute such transactions on behalf of the Settlement Class Members as are consistent with the terms of this Stipulation.


     10.4 Counsel for the Lead Plaintiff shall file all informational and other tax returns necessary or advisable with respect to the Settlement Fund and shall be responsible for paying out of the Settlement Fund any and all (i) taxes (including any estimated taxes, interest or penalties) arising with respect to the income earned by the Settlement Fund ("Taxes") and (ii) expenses and costs incurred in connection with the operation and implementation of this paragraph
10.4 (including, without limitation, expenses of tax attorneys and/or accountants and mailing and distribution costs and expenses relating to filing (or failing to file) the returns described in this paragraph 10.4 ("Tax Expenses")).

     10.5 Counsel for the Lead Plaintiff shall treat all Taxes and Tax Expenses as a cost of administration of this settlement and shall timely pay all Taxes and Tax Expenses out of the Settlement Fund without prior order from the Court. Counsel for the Lead Plaintiff shall be obligated (notwithstanding anything contained herein to the contrary) to withhold from distribution to Class Members any funds necessary to pay such amounts (as well as any amounts that may be required to be withheld under Treas. Reg. Section 1.468B-2(1)(2)).

XI. COUNSEL FOR THE LEAD PLAINTIFF'S DUTIES WITH RESPECT TO THE CALCULATION OF CLAIMS, FINAL AWARDS AND SUPERVISION AND
      DISTRIBUTION OF THE SETTLEMENT FUND

     11.1 After the Effective Date, Counsel for the Lead Plaintiff, or their authorized agents, acting on behalf of the Class, and subject to the supervision and approval of

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the Court,  shall  administer  and calculate the claims  submitted by Settlement
Class Members and shall oversee distribution of that portion of the Settlement Fund that is finally awarded by the Court to the Settlement Class Members.

     11.2 Counsel for the Lead Plaintiff's fees, expenses and costs, and the fees and expenses of other plaintiff's counsel, with interest thereon (the "Fee and Expense Award"), if and to the extent allowed by the Court, shall be paid from the Settlement Fund to Counsel for the Lead Plaintiff.

     11.3 Counsel for the Lead Plaintiff shall pay from the Settlement Fund all reasonably and actually incurred Administration Expenses.


     11.4 After the Effective Date and subject to such further approval and further Order(s) of the Court as may be required, Counsel for the Lead Plaintiff shall distribute the Settlement Fund to those Settlement Class Members who submit valid, timely filed Proofs of Claim and Release ("Authorized Claimants"), subject to and in accordance with the following:

          (i) Within forty-five (45) days after the Settlement Hearing or such other time as may be set by the Court, each Settlement Class Member shall be required to submit to Counsel for the Lead Plaintiff, or their designee as approved by the Court, a completed Proof of Claim and Release substantially in the form of Exhibit C to this Stipulation, signed under penalty of perjury and supported by such documents as specified in the Proof of Claim and Release and as are reasonably available to the Authorized Claimant.

          (ii) Except as otherwise ordered by the Court, all Class Members who fail to timely submit a Proof of Claim and Release within the period set out this paragraph 11.4(i), or such other period as may be ordered by the Court, or who have not already done so, shall be forever barred from receiving any payments pursuant to this Stipulation and the

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Judgment,  but  will in all  other  respects  be  subject  to and  bound  by the provisions of this Stipulation and the Judgment, including the settlement and releases contained in this Stipulation and in the Judgment.


     11.5 Counsel for the Lead Plaintiff, or its designee, has the sole right to accept or reject claims based on the Plan of Allocation. If Counsel for the Lead Plaintiff rejects a claim and such rejection is not resolved prior to submission of a final list of approved claims to the Court, Counsel for Lead Plaintiff shall submit such rejection to the Court, on notice to Counsel for the Defendants, for final determination of the Claim. Any Claimant whose claim is finally rejected shall not receive any payments from the Settlement Fund, but will in all other respects be subject to and bound by the provisions of this Stipulation and the Judgment, including the settlement and releases contained in this Stipulation and in the Judgment.

     11.6 The Settlement Fund shall be distributed to the Authorized Claimants in accordance with, and subject to, the Plan of Allocation (as defined herein) to be described in the Notice mailed to Class Members. Neither the actual nor any proposed Plan of Allocation shall be a part of this Stipulation and no change, alteration, modification, replacement or amendment of, or to, the Plan of Allocation shall affect the Effective Date or the finality of this Stipulation or the Judgment.

     11.7 Any Class Member desiring to preserve appellate rights with respect to any portion of this settlement, the Plan of Allocation or the attorneys' fee application must intervene as a party plaintiff pursuant to Rule 24 of the Federal Rules of Civil Procedure to preserve such rights of appeal.

     11.8 No Plaintiff, Authorized Claimant, Class Member, Settlement Class Member, person, corporation, partnership, trust or other type of entity shall have any claim

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against Lead  Plaintiff's  Counsel or any claims  administrator,  or other agent designated by Counsel for the Lead Plaintiff, based on the distributions made substantially in accordance with this Stipulation and the settlement contained herein, the Plan of Allocation or further orders of the Court.

     11.9 "Plan of Allocation" means a plan or formula of allocation of the Settlement Fund which shall be described in the "Notice of Pendency and Settlement of Class Action" to be sent to Class Members whereby the Settlement Fund shall be distributed to Authorized Claimants after payment of Administrative Expenses or Tax Expenses and such attorneys' fees, costs, expenses and interest as may be awarded by the Court.

     11.10 Defendants shall not be responsible for the implementation of any part of the Plan of Allocation.

XII.  DEFENDANTS HAVE NO RESPONSIBILITY FOR, OR OBLIGATIONS WITH
      RESPECT TO, THE SETTLEMENT FUND, ITS ADMINISTRATION AND
      CALCULATION OF CLAIMS, ETC. AND/OR WITH RESPECT TO THE PLAN
      OF ALLOCATION

     12.1 The Defendants and their counsel shall have no responsibility for, interest in or liability whatsoever with respect to the investment or distribution of the Settlement Fund, the Plan of Allocation, the determination, administration, calculation or payment of claims, or any losses incurred in connection therewith. The investment of Settlement Funds shall be solely the responsibility of Lead Plaintiff's Counsel or its designees.

     12.2 No Plaintiff, Authorized Claimant, Class Member, Settlement Class Member, person, corporation, partnership, trust or other type of entity shall have any claim against Defendants or their counsel relating to the administration, investment or distribution of the Settlement Fund or the Plan of Allocation.

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XIII. THE NOTICE ORDER AND SETTLEMENT HEARING

     13.1 Promptly after this Stipulation is signed, the parties to the Litigation shall submit this Stipulation together with its Exhibits to the Court and shall jointly apply for entry of the "Notice Order", substantially in the form and content of Exhibit "A" to this Stipulation.

XIV.  RELEASES OF THE PARTIES AND THE SETTLEMENT CLASS

     14.1 Upon the Effective Date, the Lead Plaintiff shall and each of the Settlement Class Members shall be deemed to have, and by operation of the Judgment shall have, fully, finally and forever released, relinquished and discharged any and all known and unknown, contingent and non-contingent Claims against the Defendants, members of the immediate family of any individual named Defendant, limited partnerships, trusts or other entities established for the benefit of any individual named Defendant or member of the immediate family of any individual named Defendant, and the legal representatives, heirs, estates, successors and assigns of any of the foregoing ("the Released Parties").

     14.2 "Claims" means any and all claims, causes of action, actions, damages, demands, rights, liabilities, costs, expenses, debts or obligations (including attorneys fees or costs related to the Litigation or this Stipulation), however characterized, for any and all violations or alleged violations of any and all federal, foreign or state laws, statutes, rules, regulations or common law, including but not limited to claims for fraud, fraudulent disclosure, failure to disclose, inadequate disclosure, misrepresentation, recklessness, insider trading, negligence or breach of fiduciary duty arising out of or relating to disclosure or failure to disclose information to the public in any public document, public statement or like kind disclosure that arose or could be deemed to have arisen at any time or times during the Settlement Class Period and that was, or that could have been, asserted in this or any other

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forum by or on behalf of the Lead Plaintiff,  the Class, any Class Member or any
Settlement Class Member.

     14.3 Claims include those which Lead Plaintiff, other named Plaintiffs or Class Members do not know of or suspect to exist in his, her or its favor against the Released Parties, whether contingent or non-contingent, concealed or hidden, as of the date of the Settlement Hearing, the release of which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Parties, or might have affected his, her or its decision not to object to this Settlement or not to request exclusion from the Settlement Class. The parties stipulate and agree that, upon the Effective Date, the Lead Plaintiffs shall and each of the Settlement Class Members shall be deemed to, and by operation of the Judgment shall, waive and relinquish, insofar as it relates to the Claims, to the fullest extent permitted by law, the provisions, rights and benefits of ss.1542 of the California Civil Code, which provides:

     A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

     14.4 Upon the Effective Date, the Lead Plaintiff shall and each of the Settlement Class Members shall be deemed to, and by operation of the Judgment shall, also waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, any foreign law or any principle of common law or equity, which is similar, comparable or equivalent to ss.1542 of the California Civil Code.

     14.5 Lead Plaintiff and Counsel for the Lead Plaintiff acknowledge that the foregoing waiver as set forth in paragraphs 14.3 and 14.4 was separately bargained for and a key element of the settlement of which this release is a part.

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

     14.6 Upon the Effective Date, each of the Defendants shall be deemed to have, by operation of the Judgment, fully, finally and forever released, relinquished and discharged any and all known and unknown contingent and non-contingent claims against Lead Plaintiff, Counsel for Lead Plaintiff and the Class, other named Plaintiffs and their counsel, and members of the Settlement Class, their immediate families, heirs, successors, and assignees that were asserted or could have been asserted in connection with or related to bringing, maintaining, prosecuting, or other action in the course of this Litigation. Such release shall further encompass both known and unknown claims to the same extent as specified in paragraphs 14.3 to 14.4 herein.

XV.   LEAD PLAINTIFF'S COUNSEL'S ATTORNEYS' FEES AND
      REIMBURSEMENT OF EXPENSES

     15.1 Counsel for the Lead Plaintiff may submit an application or applications (the "Fee and Expense Application") for distributions to it on behalf of itself and on behalf of other plaintiff's counsel from the Settlement Fund for: (i) an award of attorneys' fees in an amount equal to up to 22.5% of the Settlement Fund; plus (ii) reimbursement of all expenses and costs, including the fees of any experts or consultants, incurred in connection with prosecuting or assisting in the settlement of the Litigation. No other attorneys shall have the right to make an application for attorneys fees, costs and expenses.

     15.2 Counsel for the Lead Plaintiff's attorneys' fees, expenses and costs, including the fees of other plaintiff's counsel and any experts and consultants, as awarded by the Court (the "Fee and Expense Award"), shall be transferred to Counsel for the Lead Plaintiff from the Settlement Fund three (3) business days after the Court executes an Order awarding such fees, expenses and costs. Counsel for the Lead Plaintiff shall thereafter allocate the Fee and Expense Award amongst all other plaintiffs' counsel in a manner in which it in good faith believes reflects the contributions of such counsel to the prosecution and settlement of the Litigation.

     15.3 In the event that this Stipulation or the Judgment does not become effective for any reason, or the Order making the Fee and Expense Award is reversed or modified on appeal, and the Fee and Expense Award has been paid to any extent, then Lead Plaintiff's Counsel, within five (5) business days from the event which precludes the Effective Date from occurring or such reversal or modification, shall refund to the Settlement Fund the entire payment previously made to it from the Settlement Fund in accordance with paragraph 15.2, including any amounts allocated to other plaintiff's counsel and including accrued interest in an amount consistent with such reversal or modification.

     15.4 The procedure for and the allowance or disallowance by the Court of any applications by Counsel for the Lead Plaintiff's attorneys' fees, costs and expenses, including the fees of any other plaintiff's counsel, experts and consultants, to be paid out of the Settlement Fund, are not part of the settlement set forth in this Stipulation, and may be considered by the Court separately from the Court's consideration of the fairness, reasonableness and adequacy of the settlement set forth in this Stipulation, and any order or proceedings relating to the Fee and Expense Application, or any appeal from any order relating thereto, shall not operate to terminate or cancel this Stipulation or affect or delay the finality of the Judgment and the settlement of the Litigation set forth herein.

XVI.  THE EFFECTIVE DATE OF THIS STIPULATION OF SETTLEMENT,
      EFFECT OF DISAPPROVAL, CANCELLATION OR TERMINATION

     16.1 The Effective Date of this Stipulation shall be the date when all of the following events have occurred:

          (a) The full amount of the Settlement Fund shall have been transferred to the Settlement Fund Account;

          (b) The Court has entered the Notice Order, as required by P.13.1, above;

          (c) The Lead Plaintiff shall have recommended an individual to become a member of UCAR's Board of Directors who shall have been approved by UCAR as described in paragraphs 8.1.1 - 8.1.3;

         (d) The Court has entered the Judgment, or a judgment substantially in the form and content of Exhibit A to this Stipulation;

         (e) The Judgment has become final, and no right of appeal or other appellate procedures exists and all rights to appeal have expired; and

         (f) A final judgment of dismissal with prejudice or a Withdrawal with prejudice is entered in the Shareholder Derivative Litigation and all appeals have been terminated and the time to take any further appeal has passed.

     16.2 Upon the occurrence of all of the events referenced in P. 16.1 above, any and all interest or right of the Defendants to the Settlement Fund shall be absolutely and forever extinguished.

     16.3 If all of the conditions specified in P. 16.1 are not met, then this Stipulation shall be canceled and terminated unless Counsel for the Lead Plaintiff and counsel for Defendants mutually agree in writing to proceed with the Stipulation.

XVII. PLAINTIFFS' RIGHT TO TERMINATE THIS STIPULATION

     17.1 UCAR shall produce for interview its Vice President and former General Counsel, Peter B. Mancino, and shall produce certain documents concerning the actions of the

Special Committee of the UCAR Board of Directors in connection with its investigation of UCAR's conduct that gave rise to criminal indictments, and Defendant Stephen A. Schwarzman shall appear for an interview, for the purpose of confirming the accuracy to Lead Plaintiffs and Counsel for Lead Plaintiff of certain facts made available to Counsel for the Lead Plaintiff prior to execution of this Stipulation.

     17.2 If this discovery does not confirm the accuracy of Lead Plaintiff's prior factual investigation of the merits of the Action, Counsel for the Lead Plaintiff shall have the option to terminate this Stipulation. To exercise such option, Counsel for the Lead Plaintiff must give written notice to that effect to UCAR or its counsel within seven (7) days after completion of the interviews. If Lead Plaintiff fails to exercise such option in accordance with this Paragraph 17.2, the option described in this Paragraph 17.2 shall terminate automatically.

XVIII.MISCELLANEOUS PROVISIONS

     18.1 The parties to the Litigation (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation.


     18.2 Defendants agree that the amount of the Settlement Fund, as well as the other terms and conditions of this Stipulation, reflect a good faith settlement of the Lead Plaintiff's and the Class Member's claims, reached voluntarily after consultation with experienced legal counsel. This Stipulation may be used in such proceedings as may be necessary to consummate or enforce this Stipulation, the settlement set forth herein or the Judgment, and the Released Parties may file this Stipulation and/or the Judgment in any action that may be brought against them in order to support a claim, defense, counterclaim or crossclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or any other similar claim, defense, counterclaim or crossclaim.

     18.3 Counsel for the Lead Plaintiff, on behalf of the Settlement Class, is expressly authorized by the Lead Plaintiff to take all appropriate action required or permitted to be taken by the Settlement Class pursuant to this Stipulation to effectuate its terms and also is expressly authorized to enter into any modifications or amendments to this Stipulation on behalf of the Class which it deems appropriate.

     18.4 Each attorney executing this Stipulation or any of its Exhibits on behalf of any party to the Litigation hereby warrants that such attorney has the full authority to do so.

     18.5 This Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties to this Stipulation shall exchange among themselves original signed counterparts and a complete set of original executed counterparts shall be filed with the Court.

     18.6 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the parties to the Litigation.

     18.7 In the event that the Stipulation is not approved by the Court or the settlement set forth in this Stipulation is terminated or fails to become effective in accordance with its terms, the parties to the Litigation shall be restored to their respective positions in the Litigation as of the date of this Stipulation. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to such parties and shall not be used in the Litigation or in any other proceeding for any purpose, and any Judgment entered by the Court in accordance with this Stipulation shall be treated as vacated, nunc pro tunc. No order of the Court or modification or reversal on appeal of any order of the Court concerning the Plan of Allocation or the amount of any attorneys' fees, costs, expenses and interest awarded by the Court to the Lead Plaintiff or to Counsel for Lead Plaintiff, including allocations to other plaintiff's counsel shall constitute grounds for cancellation or termination of the Stipulation.

     18.8 UCAR shall have the option to terminate this Stipulation if the requests for exclusion from the Settlement Class exceed an agreed upon percentage of shares in the class.

     18.9 All of the Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

     18.10 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all parties to the Litigation or their successors-in-interest.

     18.11 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the parties to the Litigation with respect to the subject matter hereof and no representations, warranties or inducements have been made to any party concerning this Stipulation or its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each party shall bear its own costs.

     18.12 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of this Stipulation, and all parties to the Litigation submit to the jurisdiction of the Court for purposes of implementing and enforcing the settlement embodied in this Stipulation.

     18.13 This Stipulation and its Exhibits shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of Connecticut, and the rights and obligations of all individuals and entities hereunder shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Connecticut without giving effect to that State's choice of law principles.

           IN WITNESS WHEREOF, the parties to the Litigation have caused this Stipulation to be executed, by their duly authorized attorneys, as of October 13, 1999.

                         FOR THE PLAINTIFFS


                         /s/ Michael J. Pucillo
                         Michael J. Pucillo
                         Wendy H. Zoberman
                         Burt & Pucillo, LLP
                         515 North Flagler Drive
                         Suite 1701
                         West Palm Beach, Florida  33401
                         (561) 835-9400
                         Lead Counsel

                         /s/ William H. Clendenen, Jr.
                         William H. Clendenen, Jr. (ct 04261)
                         400 Orange Street
                         P.O. Box 301
                         New Haven, Connecticut  06502-0301
                         (203) 787-1183
                         Liaison Counsel

                         /s/ Horace Schow II
                         Horace Schow II
                         General Counsel
                         Florida State Board of Administration
                         1801 Hermitage Boulevard
                         Tallahassee, Florida  32308
                         (850) 488-4406


                         FOR DEFENDANTS
                         UCAR INTERNATIONAL INC., FRED C. WOLF
                         AND PETER B. MANCINO

                         /s/ Robert E. Crotty
                         Robert E. Crotty
                         Mark S. Gregory (ct 01252)
                         Kelley Drye & Warren LLP
                         Two Stamford Plaza
                         281 Tresser Boulevard
                         Stamford, Connecticut 06901

                         (203) 324-1400


                         FOR DEFENDANTS
                         PETER G. PETERSON,
                         STEPHEN A. SCHWARZMAN,
                         HOWARD A. LIPSON AND GLENN H. HUTCHINS

                         /s/ John C. Fusco
                         John C. Fusco
                         Holland, Kaufman & Bartels, LLC
                         289 Greenwich Avenue
                         Greenwich, Connecticut 06830

                                  -and-

                         Charles E. Koob
                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, New York
                         (212) 455-2000


                         FOR DEFENDANT ROBERT P. KRASS

                         /s/ Thomas D. Goldberg
                         Thomas D. Goldberg
                         Lorey R. Leddy
                         Day Berry & Howard
                         One Canterbury Green
                         Stamford, Connecticut 06901
                         (203) 977-7300

                         FOR DEFENDANT ROBERT J. HART

                         /s/ Steven D. Ecker
                         Steven D. Ecker
                         Cowdery & Ecker
                         750 Main Street
                         Hartford, Connecticut 06103
                         (860) 278-5555


                         FOR DEFENDANT WILLIAM P. WIEMELS

                         /s/ William H. Narwold
                         William H. Narwold
                         Lauren R. Greenspoon
                         Cummings & Lockwood
                         City Place 1 - 36th Floor
                         185 Asylum Street
                         Hartford, Connecticut 06103
                         (860) 275-6707

                            CERTIFICATION OF SERVICE
                            ------------------------

     I hereby certify that a copy of the foregoing Stipulation of Settlement and Agreement was served via first-class mail, postage prepaid this 13th day of October, 1999 on all counsel of record as follows:

Andrew M. Schatz, Esq.
Schatz & Nobel, P.C.
216 Main Street
Hartford, Connecticut 06106-1817

Paul Paradis, Esq.
Wolf Popper LLP
845 Third Avenue
New York, New York 10022

Victor L. Zimmermann, Jr., Esq.
O'Rourke & O'Hanlan
One Canterbury Green
12th Floor
Stamford, Connecticut 06901

Joseph Weiss, Esq.
Weiss & Yourman
551 Fifth Avenue
Suite 1600
New York, New York  10176


                                      /s/ Mark S. Gregory
                                      -------------------
                                         Mark S. Gregory


                                TABLE OF CONTENTS

                                                                                                               Page




I.       DEFINITIONS.............................................................................................1

II.      COMPLAINT...............................................................................................3

III.     PRETRIAL PROCEEDINGS AND DISCOVERY IN THE LITIGATION....................................................4

IV.      DEFENDANTS DENY THE ALLEGATIONS OF THE COMPLAINT........................................................5

V.       PLAINTIFFS' STATEMENT...................................................................................6

VI.      COMPROMISE AGREEMENT....................................................................................6

VII.     INTENT OF THIS STIPULATION OF SETTLEMENT................................................................7

VIII.    TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT........................................................7

IX.      THE SETTLEMENT FUND.....................................................................................8

X.       COUNSEL FOR LEAD PLAINTIFF'S DUTIES WITH RESPECT TO ADMINISTRATION OF THE SETTLEMENT FUND...............9

XI.      COUNSEL FOR THE LEAD PLAINTIFF'S DUTIES WITH RESPECT TO THE CALCULATION OF CLAIMS, FINAL AWARDS
         AND SUPERVISION AND DISTRIBUTION OF THE SETTLEMENT FUND................................................10

XII.     DEFENDANTS HAVE NO RESPONSIBILITY FOR, OR OBLIGATIONS WITH RESPECT TO, THE SETTLEMENT FUND, ITS
         ADMINISTRATION AND CALCULATION OF CLAIMS, ETC. AND/OR WITH RESPECT TO THE PLAN OF ALLOCATION...........13

XIII.    THE NOTICE ORDER AND SETTLEMENT HEARING................................................................14

XIV.     RELEASES OF THE PARTIES AND THE SETTLEMENT CLASS.......................................................14

XV.      LEAD PLAINTIFF'S COUNSEL'S ATTORNEYS' FEES AND REIMBURSEMENT OF EXPENSES...............................16

XVI.     THE EFFECTIVE DATE OF THIS STIPULATION OF SETTLEMENT, EFFECT OF DISAPPROVAL, CANCELLATION OR
         TERMINATION............................................................................................17

XVII.    plaintiffs' right to terminate this stipulation........................................................18

XVIII.   MISCELLANEOUS PROVISIONS...............................................................................19


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